Exhibit 99.1

Eco Innovation Group Announces Elimination of Variable Rate Convertible Debt

VAN NUYS, CA, June 16, 2021, (GLOBE NEWSWIRE) – Eco Innovation Group, Inc. (OTC:ECOX) ("ECOX" or the "Company"), an innovative company aggregating investments in new technologies that promote environmental and social well-being and the advancement of green energy solutions, is pleased to announce that It has paid off and eliminated two variable-rate convertible promissory notes, preemptively preventing a dilutive conversion.

The variable-rate convertible promissory notes paid (the “Variable Notes”) posed the risk of a potential conversion of $131,077 at a discount of 39% to the average market price of the Company’s common shares at the time of conversion. As a result of the Company’s payments, that potential dilutive conversion has now been reduced to a potential dilution of 11,934,782 shares at a fixed debt conversion price of $0.023.

The Company eliminated and reduced the Variable Notes as a part of our strategy to protect the Company’s shareholder value by reducing and eliminating dilution risk stemming from variable-rate and discounted convertible financing. Following the payoffs, approximately $70k in variable-rate or discounted convertible debt remains on the Company’s balance sheet.

Julia Otey-Raudes, President and CEO of ECOX, stated, “Our reputation as a shareholder-friendly Company and the financial security of our shareholders are both priceless ideals. Reducing the risk of dilution to our investors reduces uncertainty and lightens our balance sheet. We look forward to identifying other opportunities to defend our shareholders’ interests and avoid unnecessary dilution in financing our progress as we move toward the commercial launch of multiple disruptive green technology projects currently in our late-stage pipeline.”

About Eco Innovation Group

Eco Innovation Group was founded by Inventors and Business Professionals to help nurture and catalyze the most innovative and impactful products and services, and to deliver those innovations to the world, improving the quality of life in our communities and the world around us, while delivering value to our shareholders. At ECOX, we are dedicated to developing and commercializing successful products. But we will never lose sight of the fact that we exist, first and foremost, to help people and improve life on the planet we all share. We take our Social Responsibility Contract seriously in all our endeavors. It is not only what we do. It is who we are. For more information, visit www.ecoig.com.

View the Company’s new video Here.

FORWARD-LOOKING STATEMENTS: This release contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward-looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.

Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others such as, but not limited to economic conditions, changes in the laws or regulations, demand for products and services of the company, the effects of competition and other factors that could cause actual results to differ materially from those projected or represented in the forward-looking statements. Any forward-looking information provided in this release should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this report.

Corporate Contact:
Eco Innovation Group, Inc.
Julia.Otey@ecoig.com
www.ecoig.com

Public Relations:
EDM Media, LLC
https://edm.media